EXHIBIT 10.3.1.

                             FIRST OMNIBUS AMENDMENT

      THIS FIRST OMNIBUS AMENDMENT (this "Amendment"), dated as of December 10, 2004, is entered into by and among CALYON NEW YORK BRANCH (successor in interest to Credit Lyonnais New York Branch) (together with its successors and assigns, "Calyon New York"), as the Administrative Agent and as a Bank, DEUTSCHE BANK NATIONAL TRUST COMPANY (together with its successors and assigns, "Deutsche Bank"), as Collateral Agent, AMERICAN HOME MORTGAGE CORP. ("AHMC"), as the Servicer, an Originator and a Seller, AHM SPV I, LLC, as the Borrower and the Buyer, and AMERICAN HOME MORTGAGE SERVICING, INC. ("AHMS") (formerly known as Columbia National, Incorporated), as an Originator and a Seller. Capitalized terms used and not otherwise defined herein are used as defined in the related Operative Documents (as defined below).


                                    RECITALS

      WHEREAS, AHMC and AHMS, as Sellers, and AHM SPV I, LLC, as the Buyer, entered into that certain Master Repurchase Agreement and Addendum to the Master Repurchase Agreement incorporated therein, dated as of August 8, 2003 (as the same may be amended, restated, supplemented or modified from time to time, the "Repurchase Agreement");

      WHEREAS, the Borrower, the Administrative Agent, the Servicer and the Collateral Agent entered into that certain Collateral Agency Agreement, dated as of August 8, 2003 (as the same may be amended, restated, supplemented or modified from time to time, the "Collateral Agency Agreement");

      WHEREAS, the Borrower, the Servicer, La Fayette Asset Securitization LLC, as an Issuer, and Calyon New York, as a Bank and as Administrative Agent, entered into that certain Loan Agreement dated as of August 8, 2003 (as the same may be amended, restated, supplemented or modified from time to time, the "Loan Agreement" and, collectively with the Repurchase Agreement and the Collateral Agency Agreement, the "Operative Documents");

      WHEREAS, the parties hereto that are parties to the Operative Documents desire to amend the Operative Documents as hereinafter set forth in this Amendment;

      NOW, THEREFORE, the parties agree as follows with respect to the Operative Documents to which each party hereto is a party:


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      Section 1. Amendments to the Loan Agreement.

      (a) The definition of "Annual Extension Date" in Section 1.1 of the Loan Agreement is hereby amended by deleting the words "August 6, 2004" in clause (i) thereof and replacing them with the words "August 5, 2005".

      (b) Section 1.1 of the Loan Agreement is hereby amended by adding the following definition of "Adjusted Consolidated Funded Debt" immediately after the definition of "Accepted Servicing Standards":

            "Adjusted Consolidated Funded Debt" means, on any date of determination, the sum of (a) the Consolidated Funded Debt of American Home Mortgage Investment Corp. and any other Person which would be reflected on the consolidated balance sheet of American Home Mortgage Investment Corp. prepared in accordance with GAAP if such balance sheet were prepared as of such date of determination, less (b) 50% of any Subordinated Debt, less (c) the mortgage debt associated with the building and the land located at 538 Broadhollow Road, Melville, New York. "Subordinated Debt" means the Debt of American Home Mortgage Investment Corp. and its Subsidiaries subordinated to the Obligations in the manner and to the extent required by the Bank of America, N.A., as administrative agent under the Credit Agreement, pursuant to written subordination agreements satisfactory in form and substance to the Bank of America, N.A., as administrative agent under the Credit Agreement. "Obligations" mean any and all debts, obligations and liabilities of the Sellers, the Servicer, the Performance Guarantor and American Home Mortgage Acceptance, Inc. to Bank of America, N.A. as administrative agent under the Credit Agreement and the lenders from time to time party thereto (whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred), arising out of or related to the Loan Documents (as defined in the Credit Agreement).

      (c) Section 1.1 of the Loan Agreement is hereby amended by adding the following definition of "Aggregate Collateral Value" immediately after the definition of "Agent's Account":

            "Aggregate Collateral Value" means an amount equal to the sum of the products of the book values (as determined in accordance with GAAP) of the consolidated assets of American Home Mortgage


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

            Investment Corp. and its Subsidiaries, such assets being categorized in the classes set forth on the calculation schedule that is part of Exhibit E attached to the Credit Agreement (the "Credit Agreement"), dated as of August 30, 2004, by and among the Sellers, American Home Mortgage Acceptance, Inc., certain Lenders from time to time party thereto, and Bank of America, N.A., times the percentage multiplier for each such class set forth on such calculation schedule.

      (d) Section 1.1 of the Loan Agreement is hereby amended by adding the following definition of "Consolidated Funded Debt" immediately after the definition of "Consequential Loss":

            "Consolidated Funded Debt" means, with respect to any Person and on any date of determination, Indebtedness in any of the following categories:

            (i) Debt for borrowed money, including the Obligations;

            (ii) Debt constituting an obligation to pay the deferred purchase price of property;

            (iii) Debt evidenced by a bond, debenture, note or similar instrument;

            (iv) Debt constituting, as of any date, any lease of property, real or personal, which would be capitalized on a balance sheet of the lessee prepared as of such date in accordance with GAAP, together with any other lease by such lessee which is in substance a financing lease, including, without limitation, any lease under which (i) such lessee has or will have an option to purchase the property subject thereto at a nominal amount or an amount less than a reasonable estimate of the fair market value of such property as of the date such lease is entered into, or (ii) the term of the lease approximates or exceeds the expected useful life of the property leased thereunder.

            (v) Debt constituting a non-contingent obligation to reimburse the issuer of any letter of credit or any guarantor or surety for payments made by such issuer, guarantor or surety; and

            (vi) Any obligation under any guaranty with respect to Debt of any other Person of the types described in clauses (i) through (v) above.


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

      (e) Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of "Hedge Report" in its entirety and replacing it with the following definition:

           "Hedge Report" means, with respect to any Conforming Loans included in the Eligible Mortgage Collateral with respect to which there is no loan-specific Take-Out Commitment, a report prepared by the Servicer prepared pursuant to Section 3.6 hereof, showing, as of the close of business on the previous Business Day, all Take-Out Commitments obtained by the Originators to cover all closed loans owned by the Originators or the Borrower, to the extent that such mortgage loans have been pledged hereunder or pursuant to another lending arrangement, and certain information with respect to such trades including information as the Administrative Agent may request, in the form of Exhibit K hereto. Each such Take-Out Commitment shall have been pledged to the Administrative Agent; provided, however, that such Take-Out Commitments may have been pledged previously or may be pledged in the future by the Originators.

      (f) Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of "Maximum Facility Amount" in its entirety and replacing it with the following definition:

            "Maximum Facility Amount" means $250,000,000, as such amount may be reduced pursuant to Section 2.1(c) of this Agreement.

      (g) Section 1.1 of the Loan Agreement is hereby amended by adding the following definition of "Net Cash Proceeds" immediately after the definition of "Multiemployer Plan":

            "Net Cash Proceeds" means, with respect to the issuance of any capital stock by American Home Mortgage Investment Corp., the amount of cash received by American Home Mortgage Investment Corp. in connection with such transaction after deducting therefrom all fees (including, without limitation, investment banking fees), commissions, costs and other expenses to the extent attributable to such transaction.

      (h) Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of "Originator Performance Guaranty" in its entirety and replacing it with the following:

            "Originator Performance Guaranty" means the Amended and Restated Originator Performance Guaranty, in the form attached hereto as Exhibit G-2, made by the Performance Guarantor in favor of the Originators, and assigned to the Administrative Agent for the benefit of the Lenders.


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

      (i) Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of "Performance Guarantor" in its entirety and replacing it with the following:

            "Performance Guarantor" means, together, American Home Mortgage Holdings, Inc., a Delaware corporation, and American Home Mortgage Investment Corp., a Maryland corporation, and their respective successors and assigns.

      (j) Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of "Performance Guarantor Quarterly Certificate" in its entirety and replacing it with the following:

            "Performance Guarantor Quarterly Certificate" means the forms of certificate attached hereto as Exhibit H-3 and Exhibit H-4.

      (k) Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of "Servicer Default" in its entirety and replacing it with the following:

            "Servicer Default" means (a) any Event of Default, to the extent relating to the Servicer, arising under Sections 8.1(a), (b), (c),
            (d), (e), (f), (g), (h), (i), (j), (k), (l), (m), (n), (o), (u),
            (v), (w), (x) or (cc)in each case, without giving effect to any provisions in such sections that make such sections applicable only so long as the Servicer is one of the Originators, (b) if the Servicer is one of the Originators, American Home Mortgage Holdings, Inc., as a Performance Guarantor, shall cease to own directly 100% of all of the stock of the Servicer, or (c) if the Servicer is one of the Originators, (i) the Servicer's Tangible Net Worth shall be less than $21,000,000 or (ii) the Servicer's Tangible Net Worth, combined with the Tangible Net Worth of AHMS and American Mortgage Acceptance, Inc., shall be less than $147,000,000.

      (l) Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of "Servicer Performance Guaranty" in its entirety and replacing it with the following:

            "Servicer Performance Guaranty" means the Amended and Restated Servicer Performance Guaranty, in the form attached hereto as Exhibit G-1, made by the Performance Guarantor in favor of the Originators, and assigned to the Administrative Agent for the benefit of the Lenders.

      (m) Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of "Tangible Net Worth" in its entirety and replacing it with the following:


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

            "Tangible Net Worth" means, with respect to any Person, the excess of total assets of such Person over the total liabilities of such Person determined in accordance with GAAP, but excluding from the determination of total assets: (a) all assets which would be classified as intangible assets under GAAP, including, without limitation, goodwill (whether representing the excess cost over book value of assets acquired or otherwise), patents, trademarks, trade names, copyrights, franchises and deferred charges (including, without limitation, unamortized debt discount and expense, organization costs and research and product development costs), (b) loans or other extensions of credit to officers, employees, shareholders or Affiliates of such Person (other than the Servicer, the Sellers, the Performance Guarantor and American Home Mortgage Acceptance, Inc.) and (c) investments in Subsidiaries of such Person (other than the Servicer, the Sellers, the Performance Guarantor and American Home Mortgage Acceptance, Inc.).

      (n) The second paragraph of Section 3.6(a) of the Loan Agreement is hereby amended by (A) deleting the words "no later than 10:00 a.m. (eastern time) (i) on the tenth Business Day after delivery of such Assignment relating to such Mortgage Loan, and (ii) if any changes would be reflected since the last Hedge Report, on each subsequent Business Day" in the first sentence thereof and replacing them with the words "no later than 10:00 a.m. (eastern time) (i) on each Business Day, and (ii) if any changes would be reflected since the last Hedge Report, on each subsequent Business Day" and (B) deleting the words "tenth Business Day" in the second sentence thereof and replacing them with the words "subsequent Business Day".

      (o) Clause (c) of Section 3.6(a) of the Loan Agreement is hereby amended by deleting the words "Upon request of the Administrative Agent at any time" and replacing them with the words "On each Business Day".

      (p) The Loan Agreement is hereby amended by adding the following Section
3.9 immediately after Section 3.8:

            Section 3.9. Approved Investor Reporting.

            No later than 10:00 a.m. (Eastern time) on the 15th day of each month (or, if such day is not a Business Day, the next Business
            Day), the Borrower shall furnish to the Administrative Agent (by facsimile or electronic transmission (a hard copy of which shall not subsequently be mailed, sent or delivered to the Administrative Agent, unless so requested by the Administrative Agent) a report which shall provide as of the last day of the previous month (i) a list of Approved Investors that committed to purchase one or more Mortgage Loans


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

            from one of the Originators during such previous month and (ii) the percentage of the Mortgage Loans each such Approved Investor committed to purchase either in the form of loan-specific Take-Out Commitments or forward purchase commitments obtained to hedge Mortgage Loans.

      (q) Section 4.1(t) of the Loan Agreement is hereby deleted in its entirety and replaced with the following Section 4.1(t):

            (t) each of the Performance Guarantor Quarterly Certificates, substantially in the forms of Exhibit H-3 and Exhibit H-4, respectively.

      (r) Section 4.2(h) of the Loan Agreement is hereby deleted in its entirety and replaced with the following Section 4.2(h):

            (h) the most recently due Performance Guarantor Quarterly Certificate, substantially in the forms of Exhibit H-3 and Exhibit H-4, respectively, shall have been delivered previously to the Administrative Agent.

      (s) Section 7.10 of the Loan Agreement is hereby deleted in its entirety and replaced with the word "[Reserved]."

      (t) Section 7.16 of the Loan Agreement is hereby deleted in its entirety and replaced with the following Section 7.16:

            Section 7.16. Minimum Tangible Net Worth.

            (i) American Home Mortgage Investment Corp. shall not nor shall it permit any Subsidiary to, at any time, directly or indirectly permit at any time its Tangible Net Worth to be less than $530,000,000, plus 75% of the Net Cash Proceeds of any capital stock (including preferred stock) issued by American Home Mortgage Investment Corp. after June 30, 2004.

            (ii) The Servicer shall not nor shall it permit any Subsidiary to, at any time, directly or indirectly

                  a) Permit at any time the Tangible Net Worth of AHMS to be less than $30,000,000.

                  b) Permit at any time the Tangible Net Worth of AHMC to be less than $21,000,000.


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

                  c) Permit at any time the Tangible Net Worth of American Home Mortgage Acceptance, Inc. to be less than $41,000,000; or

                  d) Permit at any time the Tangible Net Worth of the Sellers and American Home Mortgage Acceptance, Inc., on a combined basis, to be less than $147,000,000.

      (u) The Loan Agreement is hereby amended by adding the following Section
7.19 immediately after Section 7.18:

            7.19. Collateral Value to Adjusted Consolidated Funded Debt Ratio.

            American Home Mortgage Investment Corp. shall not permit at any time the ratio of its Aggregate Collateral Value to its Adjusted Consolidated Funded Debt to be less than 1.00 to 1.00.

      (v) Exhibit G-1 to the Loan Agreement is hereby deleted in its entirety and replaced with Annex A attached hereto.

      (w) Exhibit G-2 to the Loan Agreement is hereby deleted in its entirety and replaced with Annex B attached hereto.

      (x) Exhibit H-1 to the Loan Agreement is hereby deleted in its entirety and replaced with Annex C attached hereto.

      (y) The Loan Agreement is hereby amended by adding Annex D attached hereto as Exhibit H-4 to the Loan Agreement.

      (z) Exhibit F to the Loan Agreement is hereby deleted in its entirety and replaced with Annex E attached hereto.

      (aa) Schedule I to the Loan Agreement is hereby deleted in its entirety and replaced with Annex F attached hereto.

      Section 2. Amendments to the Repurchase Agreement.

      (a) Section 1.01 of the Repurchase Agreement is hereby amended by adding the following definition of "Adjusted Consolidated Funded Debt" immediately before the definition of "Administrative Agent":

            "Adjusted Consolidated Funded Debt" means, on any date of determination, the sum of (a) the Consolidated Funded Debt of American Home Mortgage Investment Corp. and any other Person which would be reflected on the consolidated balance sheet of


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

            American Home Mortgage Investment Corp. prepared in accordance with GAAP if such balance sheet were prepared as of such date of determination, less (b) 50% of any Subordinated Debt, less (c) the mortgage debt associated with the building and the land located at 538 Broadhollow Road, Melville, New York. "Subordinated Debt" means the Debt of American Home Mortgage Investment Corp. and its Subsidiaries subordinated to the Obligations in the manner and to the extent required by the Bank of America, N.A., as administrative agent under the Credit Agreement, pursuant to written subordination agreements satisfactory in form and substance to the Bank of America, N.A., as administrative agent under the Credit Agreement. "Obligations" mean any and all debts, obligations and liabilities of the Servicer, the Sellers, the Performance Guarantor and American Home Mortgage Acceptance, Inc. to Bank of America, N.A. as administrative agent under the Credit Agreement and the lenders from time to time party thereto (whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred), arising out of or related to the Loan Documents (as defined in the Credit Agreement).

      (b) Section 1.01 of the Repurchase Agreement is hereby amended by adding the following definition of "Aggregate Collateral Value" immediately after the definition of "Affiliate":

            "Aggregate Collateral Value" means an amount equal to the sum of the products of the book values (as determined in accordance with GAAP) of the consolidated assets of American Home Mortgage Investment Corp. and its Subsidiaries, such assets being categorized in the classes set forth on the calculation schedule that is part of Exhibit E attached to the Credit Agreement (the "Credit Agreement"), dated as of August 30, 2004, by and among the Sellers, American Home Mortgage Acceptance, Inc., certain Lenders from time to time party thereto, and Bank of America, N.A., times the percentage multiplier for each such class set forth on such calculation schedule.

      (c) Section 1.01 of the Repurchase Agreement is hereby amended by adding the following definition of "Consolidated Funded Debt" immediately after the definition of "Conforming Loan":


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

            "Consolidated Funded Debt" means, with respect to any Person and on any date of determination, Indebtedness in any of the following categories:

            (i) Debt for borrowed money, including the Obligations;

            (ii) Debt constituting an obligation to pay the deferred purchase price of property;

            (iii) Debt evidenced by a bond, debenture, note or similar instrument;

            (iv) Debt constituting, as of any date, any lease of property, real or personal, which would be capitalized on a balance sheet of the lessee prepared as of such date in accordance with GAAP, together with any other lease by such lessee which is in substance a financing lease, including, without limitation, any lease under which (i) such lessee has or will have an option to purchase the property subject thereto at a nominal amount or an amount less than a reasonable estimate of the fair market value of such property as of the date such lease is entered into, or (ii) the term of the lease approximates or exceeds the expected useful life of the property leased thereunder;

            (v) Debt constituting a non-contingent obligation to reimburse the issuer of any letter of credit or any guarantor or surety for payments made by such issuer, guarantor or surety; and

            (vi) Any obligation under any guaranty with respect to Debt of any other Person of the types described in clauses (i) through (v) above.

      (d) Section 1.01 of the Repurchase Agreement is hereby amended by deleting the definition of "Hedge Report" in its entirety and replacing it with the following:

            "Hedge Report" means, with respect to any Conforming Loans included in the Eligible Mortgage Collateral with respect to which there is no loan-specific Take-Out Commitment, a report prepared by the Servicer prepared pursuant to Section 3.6 of the Loan Agreement, showing, as of the close of business on the previous Business Day, all Take-Out Commitments obtained by the Originators to cover all closed loans owned by the Originators or the Borrower, to the extent that such mortgage loans have been pledged hereunder or pursuant to another lending arrangement, and certain information with respect to such trades including information as the Administrative Agent may request, in the form of Exhibit K of the Loan Agreement. Each such


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

            Take-Out Commitment shall have been pledged to the Administrative Agent; provided, however, that such Take-Out Commitments may have been pledged previously or may be pledged in the future by the Originators.

      (e) Section 1.01 of the Repurchase Agreement is hereby amended by adding the following definition of "Net Cash Proceeds" immediately after the definition of "Multiemployer Plan":

            "Net Cash Proceeds" means, with respect to the issuance of any capital stock by American Home Mortgage Investment Corp., the amount of cash received by American Home Mortgage Investment Corp. in connection with such transaction after deducting therefrom all fees (including, without limitation, investment banking fees), commissions, costs and other expenses to the extent attributable to such transaction.

      (f) Section 1.01 of the Repurchase Agreement is hereby amended by deleting the definition of "Originator Performance Guaranty" in its entirety and replacing it with the following definition:

            "Originator Performance Guaranty" means the Amended and Restated Originator Performance Guaranty, in the form attached to the Loan Agreement as Exhibit G-2, made by the Performance Guarantor in favor of the Originators, and assigned to the Administrative Agent for the benefit of the Lenders.

      (g) Section 1.01 of the Repurchase Agreement is hereby amended by deleting the definition of "Performance Guarantor" in its entirety and replacing it with the following definition:

            "Performance Guarantor" means, together, American Home Mortgage Holdings, Inc., a Delaware corporation, and American Home Mortgage Investment Corp., a Maryland corporation, and their respective successors and assigns.

      (h) Section 1.01 of the Repurchase Agreement is hereby amended by deleting the definition of "Servicer Performance Guaranty" in its entirety and replacing it with the following definition:

            "Servicer Performance Guaranty" means the Amended and Restated Servicer Performance Guaranty, in the form attached to the Loan Agreement as Exhibit G-1, made by the Performance Guarantor in favor of the Originators, and assigned to the Administrative Agent for the benefit of the Lenders.


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

      (i) Section 1.01 of the Repurchase Agreement is hereby amended by deleting the definition of "Tangible Net Worth" in its entirety and replacing it with the following definition:

            "Tangible Net Worth" means, with respect to any Person, the excess of total assets of such Person over the total liabilities of such Person determined in accordance with GAAP, but excluding from the determination of total assets: (a) all assets which would be classified as intangible assets under GAAP, including, without limitation, goodwill (whether representing the excess cost over book value of assets acquired or otherwise), patents, trademarks, trade names, copyrights, franchises and deferred charges (including, without limitation, unamortized debt discount and expense, organization costs and research and product development costs), (b) loans or other extensions of credit to officers, employees, shareholders or Affiliates of such Person (other than the Servicer, the Sellers, the Performance Guarantor and American Home Mortgage Acceptance, Inc.) and (c) investments in Subsidiaries of such Person (other than the Servicer, the Sellers, the Performance Guarantor and American Home Mortgage Acceptance, Inc.).

      (j) The definition of "Termination Date" in Section 1.01 of the Repurchase Agreement is hereby amended by deleting the words "August 6, 2004" in clause (a) thereof and replacing them with the words "August 5, 2005".

      (k) Section 5.19 of the Repurchase Agreement is hereby amended by inserting "(a)" before the sentence therein and adding the following clause (b):

            (b) The Sellers shall not nor shall they permit any Subsidiary to, at any time, directly or indirectly

                  (i) Permit at any time the Tangible Net Worth of American Home Mortgage Investment Corp. to be less than $530,000,000, plus 75% of the Net Cash Proceeds of any capital stock (including preferred stock) issued by American Home Mortgage Investment Corp. after June 30, 2004;

                  (ii) Permit at any time the Tangible Net Worth of AHMS to be less than $30,000,000;

                  (iii) Permit at any time the Tangible Net Worth of AHMC to be less than $21,000,000;


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

                  (iv) Permit at any time the Tangible Net Worth of American Home Mortgage Acceptance, Inc. to be less than $41,000,000; or

                  (v) Permit at any time the Tangible Net Worth of the Sellers and American Home Mortgage Acceptance, Inc., on a combined basis, to be less than $147,000,000.

      (l) The Repurchase Agreement is hereby amended by deleting Section 5.22 in its entirety and replacing it with the word "[Reserved]."

      (m) The Repurchase Agreement is hereby amended by adding the following
Section 5.32 immediately after Section 5.31:

            7.19. Collateral Value to Adjusted Consolidated Funded Debt Ratio.

            American Home Mortgage Investment Corp. shall not permit at any time the ratio of its Aggregate Collateral Value to its Adjusted Consolidated Funded Debt to be less than 1.00 to 1.00.

      (n) The Repurchase Agreement is hereby amended by deleting Section 5.29 in its entirety and replacing it with the following Section 5.29:

            Section 5.29. Take-Out Commitments.

            Each of the Sellers shall obtain, and maintain in full force and effect, (a) Take-Out Commitments reflecting total Approved Investor obligations, as of each determination, with an aggregate purchase price at least equal to the total of the original principal balances of such Seller's entire portfolio of Mortgage Loans and the mortgage loans sold to the Buyer by such Seller, but in each case only to the extent such mortgage loans are pledged to secure a borrowing and (b) forward purchase commitments (which may include options to sell Mortgage Loans to Approved Investors, so long as the Approved Investor is bound thereby) issued by Approved Investors and obligating such Approved Investors to purchase a portion of such Seller's subsequently acquired Mortgage Loans. Each of the Take-Out Commitments specified in clause (a) above shall reflect only those terms and conditions as are permitted hereunder or are acceptable to the Administrative Agent.

      Section 3. Amendments to the Collateral Agency Agreement.

      (a) The Collateral Agency Agreement is amended by inserting the following
Section 3.13 immediately after Section 3.12 therein:


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

            Section 3.13. Release Letters.

            To the extent that the Administrative Agent's approval is required for the release of any Mortgage Loan hereunder, the Administrative Agent hereby appoints the Borrower, as agent for the Administrative Agent, its attorney in fact, with full power of substitution, for and on behalf and in the name of the Administrative Agent, to release the documents related to such Mortgage Loan to the extent permitted hereunder. The powers and authorities herein conferred on the Borrower may be exercised by the Borrower through any Person who, at the time of the execution of a particular instrument, is an authorized officer or agent of the Borrower. All Persons dealing with the Borrower, any officer thereof, or any substitute attorney, acting pursuant hereto shall be fully protected in treating the powers and authorities conferred by this Section 3.13 as existing and continuing in full force and effect until advised by the Borrower that the Obligations have been fully and finally paid and satisfied and all Bank Commitments have been terminated.

      (b) Exhibit D-1 to the Collateral Agency Agreement is hereby amended by deleting the definition of "Hedge Report" in its entirety and replacing it with the following definition:

            "Hedge Report" means, with respect to any Conforming Loans included in the Eligible Mortgage Collateral with respect to which there is no loan-specific Take-Out Commitment, a report prepared by the Servicer prepared pursuant to Section 3.6 of the Loan Agreement, showing, as of the close of business on the previous Business Day, all Take-Out Commitments obtained by the Originators to cover all closed loans owned by the Originators or the Borrower, to the extent that such mortgage loans have been pledged hereunder or pursuant to another lending arrangement, and certain information with respect to such trades including information as the Administrative Agent may request, in the form of Exhibit K of the Loan Agreement. Each such Take-Out Commitment shall have been pledged to the Administrative Agent; provided, however, that such Take-Out Commitments may have been pledged previously or may be pledged in the future by the Originators.

      (c) The definition of "Mortgage Assets" in Exhibit D-2 to the Collateral Agency Agreement is hereby amended by deleting clause (d) in its entirety and replacing it with the following definition:

            (d) (i) any and all Take-Out Commitments, to the extent pledged to the Administrative Agent hereunder or pursuant to another lending arrangement (and which may have been pledged previously or may be pledged in the future by the Originators), whether or not such Take-Out Commitments pertain to Mortgage Loans that are pledged and assigned to the Secured Party, for the benefit of the holders of the Obligations, as collateral for the Obligations, or in which the Secured Party has a security interest to secure the Obligations and
            (ii) Closing Protection Rights, to the extent pledged to the Administrative Agent, that pertain to Mortgage Loans that are pledged and assigned to the Secured Party, for the benefit of the holders of the Obligations, as collateral for the Obligations, or in which the Secured Party has a security interest to secure the Obligations;

      (d) Exhibit D-1 to the Collateral Agency Agreement is hereby amended by deleting the definition of "Maximum Facility Amount" in its entirety and replacing it with the following definition:

            "Maximum Facility Amount" means $250,000,000, as such amount may be reduced pursuant to Section 2.1(c) of the Loan Agreement.

      (e) Exhibit D-1 to the Collateral Agency Agreement is hereby amended by deleting the definition of "Performance Guarantor" in its entirety and replacing it with the following definition:

            "Performance Guarantor" means, together, American Home Mortgage Holdings, Inc., a Delaware corporation, and American Home Mortgage Investment Corp., a Maryland corporation, and their respective successors and assigns.

      (f) The definition of "Termination Date" in Exhibit D-1 to the Collateral Agency Agreement is hereby amended by deleting the words "August 6, 2004" in clause (a) thereof and replacing them with the words "August 5, 2005".

      Section 4. Amendments to All of the Operative Documents.

      (a) Each reference to "Columbia National, Incorporated" in each of the Operative Documents, including, without limitation any and all schedules and exhibits to any of the Operative Documents, shall be deemed to refer to "American Home Mortgage Servicing, Inc."

      (b) Each reference to "Maximum Facility Amount" or "Termination Date" in each of the Operative Documents, including, without limitation, any and all schedules and exhibits to any of the Operative Documents, shall be deemed to refer to the Maximum Facility

Amount or Termination Date, respectively, as such terms are defined in this Amendment for each respective Operative Document.

      Section 5. Operative Documents in Full Force and Effect as Amended

      Except as specifically amended hereby, all of the provisions of the Operative Documents and all of the provisions of all other documentation required to be delivered with respect thereto shall remain in full force and effect from and after the date hereof.

      Section 6. Miscellaneous

      (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall not constitute a novation of any Operative Document, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of each Operative Document, as amended by this Amendment, as though such terms and conditions were set forth herein.

      (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

      (c) This Amendment may not be amended or otherwise modified except as provided in each respective Operative Agreement.

      (d) This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed in accordance with, the laws of the state of New York (without giving effect to the conflict of laws principles thereof, other than Section 5-1401 of the New York General Obligations Law, which shall apply hereto).



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                                       16

            IN WITNESS WHEREOF, the parties have agreed to and caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ADMINISTRATIVE AGENT AND
BANK
AGREED:                       CALYON NEW YORK BRANCH


                              By:    /s/ David C. Fink
                                 --------------------------------------
                                 Name:   David C. Fink
                                 Title:  Managing Director

                              By:    /s/ Kostantina Kourmpetis
                                 --------------------------------------
                                 Name:   Kostantina Kourmpetis
                                 Title:  Managing Director



ORIGINATOR, SERVICER
AND SELLER
AGREED:                       AMERICAN HOME MORTGAGE CORP.


                              By:    /s/ Alan B. Horn
                                 -----------------------------------
                                 Name:   Alan B. Horn
                                 Title:  Executive Vice President
                                         and General Counsel


ORIGINATOR AND SELLER
AGREED:                       AMERICAN HOME MORTGAGE SERVICING, INC.


                              By:    /s/ Alan B. Horn
                                 -----------------------------------
                                 Name:   Alan B. Horn
                                 Title:  Executive Vice President
                                         and General Counsel

BORROWER AND BUYER
AGREED:                       AHM SPV I, LLC


                              By:    /s/ Alan B. Horn
                                 -----------------------------------
                                 Name:   Alan B. Horn
                                 Title:  Manager


COLLATERAL AGENT
AGREED:                       DEUTSCHE BANK NATIONAL TRUST COMPANY


                              By:    /s/ Andrew Hays
                                 --------------------------------------
                                 Name:   Andrew Hays
                                 Title:  Associate

                                                                         ANNEX A

                                   Exhibit G-1

                                                                         ANNEX B

                                   Exhibit G-2

                                                                         ANNEX F

                                   SCHEDULE I

                        BANK COMMITMENTS AND PERCENTAGES



                                                       Bank Commitment
              Bank                 Bank Commitment       Percentage
              ----                 ---------------     ---------------

      CALYON NEW YORK BRANCH        $250,000,000            100%